                                                                    Exhibit 99.2


(MERRILL LYNCH LOGO)

                         COMPUTATIONAL MATERIALS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                         SERIES 2004-WMC3
                         MORTGAGE POOL COLLATERAL SUMMARY

--------------------------------------------------------------------------------

                               ABS NEW TRANSACTION



                             COMPUTATIONAL MATERIALS

                          $[704,651,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2004-WMC3




                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                               WMC MORTGAGE CORP.
                                   ORIGINATOR

                           HOMEQ SERVICING CORPORATION
                                    SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                     TRUSTEE




                                 APRIL 29, 2004

--------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)

                         COMPUTATIONAL MATERIALS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                         SERIES 2004-WMC3
                         MORTGAGE POOL COLLATERAL SUMMARY

--------------------------------------------------------------------------------

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.



--------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)

                         COMPUTATIONAL MATERIALS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                         SERIES 2004-WMC3
                         MORTGAGE POOL COLLATERAL SUMMARY

--------------------------------------------------------------------------------


                                    CONTACTS

MBS/ABS TRADING/SYNDICATE

Scott Soltas             212-449-3659     scott_soltas@ml.com
Vince Mora               212-449-1437     vince_morajr@ml.com
Charles Sorrentino       212-449-3659     charles_sorrentino@ml.com


GLOBAL ASSET BACKED FINANCE

Matt Whalen              212-449-0752     matthew_whalen@ml.com
Tom Saywell              212-449-2122     tom_saywell@ml.com
Paul Park                212-449-6380     paul_park@ml.com
Alan Chan                212-449-8140     alan_chan@ml.com
Fred Hubert              212-449-5071     fred_hubert@ml.com
Alice Chang-Chu          212-449-1701     alice_chu@ml.com
Sonia Lee                212-449-5067     sonia_lee@ml.com
Amanda de Zutter         212-449-0425     amanda_dezutter@ml.com


MOODY'S

Christine Lachnicht      212-553-4516     christine.lachnicht@moodys.com
Wen Zhang                212-553-7710     wen_zhang@moodys.com


STANDARD & POOR'S

Cornelius Kelly          212-438-2448     cornelius_kelly@sandp.com




--------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)

                         COMPUTATIONAL MATERIALS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                         SERIES 2004-WMC3
                         MORTGAGE POOL COLLATERAL SUMMARY

--------------------------------------------------------------------------------

Aggregate Outstanding Principal Balance                          $ 1,403,965,673
Aggregate Original Principal Balance                             $ 1,409,653,499
Number of Mortgage Loans                                                   8,449

                                          MINIMUM        MAXIMUM       AVERAGE(1)
                                          -------        -------       ----------
Original Principal Balance                $ 11,980       $995,000       $166,843
Outstanding Principal Balance             $  5,706       $992,599       $166,169

                                                                        WEIGHTED
                                          MINIMUM        MAXIMUM       AVERAGE(2)
                                          -------        -------       ----------
Original Term (mos)                             80            360            342
Stated Remaining Term (mos)                     75            357            338
Loan Age (mos)                                   3             11              4
Current Interest Rate                        4.990%        13.750%         7.309%
Initial Interest Rate Cap(4)                 1.000%         5.000%         1.858%
Periodic Rate Cap(4)                         1.000%         2.000%         1.001%
Gross Margin(4)                              2.250%         9.750%         6.018%
Maximum Mortgage Rate(4)                    10.000%        17.875%        13.483%
Minimum Mortgage Rate(4)                     4.990%        11.375%         6.988%
Months to Roll(4)                                1             57             23
Original Loan-to-Value                       17.65%        100.00%         82.63%
Credit Score (3)                               498            810            640

                                                 EARLIEST                LATEST
                                                 --------                ------
Maturity Date                                    07/01/10               01/01/34

LIEN POSITION                                           PERCENT OF MORTGAGE POOL
-------------                                           ------------------------
1st Lien                                                                  91.58%
2nd Lien                                                                   8.42

OCCUPANCY                                               PERCENT OF MORTGAGE POOL
---------                                               ------------------------
Primary                                                                   94.59%
Second Home                                                                1.40
Investment                                                                 4.01

LOAN TYPE                                               PERCENT OF MORTGAGE POOL
---------                                               ------------------------
Fixed Rate                                                                25.49%
ARM                                                                       74.51

AMORTIZATION TYPE                                       PERCENT OF MORTGAGE POOL
-----------------                                       ------------------------
Fully Amortizing                                                          85.01%
Interest-Only                                                              6.70
Balloon                                                                    8.30

YEAR OF ORIGINATION                                     PERCENT OF MORTGAGE POOL
-------------------                                     ------------------------
2003                                                                     100.00%

LOAN PURPOSE                                            PERCENT OF MORTGAGE POOL
------------                                            ------------------------
Purchase                                                                  48.95%
Refinance - Rate/Term                                                     12.81
Refinance - Cashout                                                       38.24

PROPERTY TYPE                                           PERCENT OF MORTGAGE POOL
-------------                                           ------------------------
Single Family                                                             73.36%
Rowhouse                                                                   0.01
Townhouse                                                                  0.03
Condominium                                                                8.68
Two- to Four-Family                                                        5.06
Manufactured Housing                                                       0.23
Planned Unit Development                                                  12.63

(1)   Sum of Principal Balance divided by total number of loans.

(2)   Weighted by Outstanding Principal Balance.

(3)   Minimum and Weighting only for loans with scores.

(4)   ARM Loans only


--------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)

                         COMPUTATIONAL MATERIALS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                         SERIES 2004-WMC3
                         MORTGAGE POOL COLLATERAL SUMMARY

--------------------------------------------------------------------------------

MORTGAGE RATES

                                            AGGREGATE                                 WEIGHTED    AVERAGE      WEIGHTED    PERCENT
                                            PRINCIPAL        PERCENT OF    WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE     FULL OR
                         NUMBER OF           BALANCE          MORTGAGE     AVERAGE     CREDIT     BALANCE      ORIGINAL  ALTERNATIVE
RANGE OF MORTGAGE RATES  MORTGAGE LOANS    OUTSTANDING          POOL        COUPON     SCORE    OUTSTANDING      LTV         DOC
-----------------------  --------------    -----------          ----        ------     -----    -----------      ---         ---
5.500% or less                 114        $   33,786,187        2.41%       5.382%      701      $296,370       78.74%      72.43%
5.501% to 6.000%               555           149,956,483       10.68        5.886       677       270,192       79.23       66.00
6.001% to 6.500%             1,078           258,466,082       18.41        6.363       656       239,764       79.18       53.40
6.501% to 7.000%             1,552           337,812,386       24.06        6.842       643       217,663       80.14       46.09
7.001% to 7.500%               990           195,409,958       13.92        7.337       623       197,384       82.40       51.76
7.501% to 8.000%               915           158,680,346       11.30        7.814       612       173,421       83.49       55.81
8.001% to 8.500%               584            80,081,753        5.70        8.312       609       137,126       86.06       64.10
8.501% to 9.000%               498            61,841,832        4.40        8.801       600       124,180       87.08       62.29
9.001% to 9.500%               258            23,445,106        1.67        9.333       611        90,873       89.35       67.01
9.501% to 10.000%              313            20,677,269        1.47        9.859       628        66,062       94.22       61.00
10.001% to 10.500%             268            15,805,695        1.13       10.415       646        58,976       96.29       45.80
10.501% to 11.000%             776            46,529,695        3.31       10.859       654        59,961       98.94       31.88
11.001% to 11.500%              97             3,804,304        0.27       11.297       639        39,220       98.40       36.78
11.501% to 12.000%             101             4,182,427        0.30       11.928       636        41,410       99.46       63.15
12.001% to 12.500%              93             3,754,064        0.27       12.373       667        40,366       99.51       26.71
12.501% to 13.000%             252             9,421,632        0.67       12.850       644        37,387       99.41       28.91
13.001% to 13.500%               3               178,874        0.01       13.250       667        59,625      100.00        0.00
13.501% to 14.000%               2               131,581        0.01       13.750       674        65,791       99.29        0.00
TOTAL:                       8,449        $1,403,965,673      100.00%       7.309%      640      $166,169       82.63%      53.77%


As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 4.990% per annum to 13.750% per annum and the weighted average Mortgage Rate of the Rate Mortgage Loans was approximately 7.309% per annum.




REMAINING MONTHS TO STATED MATURITY

                                             AGGREGATE                                WEIGHTED    AVERAGE      WEIGHTED    PERCENT
                                             PRINCIPAL       PERCENT OF    WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE     FULL OR
RANGE OF REMAINING          NUMBER OF         BALANCE         MORTGAGE     AVERAGE     CREDIT     BALANCE      ORIGINAL  ALTERNATIVE
TERMS (MONTHS)           MORTGAGE LOANS     OUTSTANDING         POOL        COUPON     SCORE    OUTSTANDING      LTV         DOC
--------------           --------------     -----------         ----        ------     -----    -----------      ---         ---
73 to 84                         1        $       72,388        0.01%       8.750%      684      $ 72,388      100.00%     100.00%
169 to 180                   2,316           135,326,435        9.64       10.092       659        58,431       95.79       47.10
229 to 240                      24             2,811,774        0.20        7.116       630       117,157       75.03       46.75
349 to 360                   6,108         1,265,755,076       90.16        7.011       638       207,229       81.24       54.49
TOTAL:                       8,449        $1,403,965,673      100.00%       7.309%      640      $166,169       82.63%      53.77%

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 75 months to 357 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 338 months.


--------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                        COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)    MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2004-WMC3
                        MORTGAGE POOL COLLATERAL SUMMARY

--------------------------------------------------------------------------------

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                                AGGREGATE                            WEIGHTED    AVERAGE      WEIGHTED    PERCENT
                                                PRINCIPAL     PERCENT OF  WEIGHTED    AVERAGE   PRINCIPAL     AVERAGE     FULL OR
RANGE OF ORIGINAL MORTGAGE     NUMBER OF         BALANCE       MORTGAGE    AVERAGE    CREDIT      BALANCE     ORIGINAL   ALTERNATIVE
LOAN PRINCIPAL BALANCES     MORTGAGE LOANS     OUTSTANDING        POOL     COUPON      SCORE    OUTSTANDING     LTV          DOC
-----------------------     --------------     -----------        ----     ------      -----    -----------     ---          ---
$50,000 or less                   1,307        $ 44,751,579       3.19%    10.597%      655       $34,240      96.20%      46.86%
$50,001 to $100,000               1,820         133,624,164        9.52      8.836      636        73,420       88.24       58.76
$100,001 to $150,000              1,518         189,238,064       13.48      7.699      630       124,663       83.23       59.59
$150,001 to $200,000              1,183         206,625,447       14.72      7.161      634       174,662       80.94       53.83
$200,001 to $250,000                851         189,992,721       13.53      6.993      634       223,258       80.65       53.53
$250,001 to $300,000                609         166,302,648       11.85      6.860      643       273,075       82.03       50.77
$300,001 to $350,000                412         132,884,147        9.46      6.882      639       322,534       81.92       48.97
$350,001 to $400,000                271         101,478,979        7.23      6.802      644       374,461       82.19       50.53
$400,001 to $450,000                159          67,609,624        4.82      6.769      654       425,218       81.94       49.69
$450,001 to $500,000                161          77,379,845        5.51      6.689      648       480,620       80.67       49.01
$500,001 to $550,000                 58          30,484,645        2.17      6.681      652       525,597       82.10       53.62
$550,001 to $600,000                 53          30,579,752        2.18      6.624      656       576,976       79.41       56.64
$600,001 to $650,000                 21          13,301,060        0.95      6.346      661       633,384       79.02       80.80
$650,001 to $700,000                  9           6,023,608        0.43      6.811      639       669,290       81.87       55.81
$700,001 to $750,000                  2           1,468,636        0.10      6.000      667       734,318       73.50       49.97
$750,001 to $800,000                 10           7,761,662        0.55      6.385      663       776,166       75.64       80.07
$800,001 to $850,000                  2           1,628,744        0.12      6.437      759       814,372       72.69       50.10
$850,001 to $900,000                  1             897,881        0.06      7.250      683       897,881       75.00      100.00
$900,001 to $950,000                  1             939,867        0.07      6.375      665       939,867       69.81      100.00
$950,001 to $1,000,000                1             992,599        0.07      7.125      682       992,599       39.80        0.00
TOTAL:                            8,449      $1,403,965,673     100.00%     7.309%      640       $166,169     82.63%      53.77%

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $5,706 to approximately $992,599 and the average outstanding principal balance of the Mortgage Loans was approximately $166,169.

PRODUCT TYPES

                                             AGGREGATE                           WEIGHTED    AVERAGE       WEIGHTED    PERCENT
                                             PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE   PRINCIPAL      AVERAGE      FULL OR
                          NUMBER OF           BALANCE      MORTGAGE    AVERAGE    CREDIT     BALANCE       ORIGINAL   ALTERNATIVE
PRODUCT TYPES           MORTGAGE LOANS      OUTSTANDING      POOL       COUPON     SCORE    OUTSTANDING      LTV          DOC
-------------           --------------      -----------      ----       ------     -----    -----------      ---          ---
15 Year Fixed Loans            177         $ 19,047,923      1.36%      7.293%      631      $107,615       74.75%       58.94%
20 Year Fixed Loans             20            2,185,346       0.16       7.307      613       109,267        73.14        60.15
30 Year Fixed Loans          1,206          220,176,867      15.68       7.119      648       182,568        78.71        59.53
Six-Month LIBOR Loans            9            3,085,557       0.22       7.012      662       342,840        67.26        40.47
1/29 LIBOR Loans                 3              399,156       0.03       7.525      585       133,052        77.48        69.45
2/28 LIBOR Loans             4,385          924,308,701      65.84       7.034      634       210,789        81.95        52.81
3/27 LIBOR Loans               236           48,397,782       3.45       6.901      633       205,075        80.29        50.30
5/25 LIBOR Loans               272           69,893,785       4.98       6.443      664       256,962        81.03        63.88
Balloon Loans                2,141          116,470,557       8.30      10.544      664        54,400        99.22        45.15
TOTAL:                       8,449       $1,403,965,673    100.00%      7.309%      640      $166,169       82.63%       53.77%

      --------------------------------------------------------------------------
      Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                        COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)    MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2004-WMC3
                        MORTGAGE POOL COLLATERAL SUMMARY

--------------------------------------------------------------------------------

ADJUSTMENT TYPE

                                       AGGREGATE                              WEIGHTED     AVERAGE     WEIGHTED    PERCENT
                                       PRINCIPAL     PERCENT OF    WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE      FULL OR
                     NUMBER OF          BALANCE        MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL   ALTERNATIVE
ADJUSTMENT TYPE   MORTGAGE LOANS      OUTSTANDING        POOL       COUPON     SCORE     OUTSTANDING     LTV          DOC
---------------   --------------      -----------        ----       ------     -----     -----------     ---          ---
ARM                    4,905        $1,046,084,981      74.51%      6.988%      636       $213,269      81.77%       53.41%
Fixed Rate             3,544           357,880,692       25.49       8.244      652        100,982      85.14        54.82
TOTAL:                 8,449        $1,403,965,673     100.00%      7.309%      640       $166,169      82.63%       53.77%

ORIGINAL LOAN-TO-VALUE RATIOS

                                            AGGREGATE                            WEIGHTED    AVERAGE     WEIGHTED   PERCENT
                                            PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE     FULL OR
RANGE OF ORIGINAL         NUMBER OF          BALANCE      MORTGAGE     AVERAGE    CREDIT     BALANCE     ORIGINAL  ALTERNATIVE
LOAN-TO-VALUE RATIOS   MORTGAGE LOANS      OUTSTANDING      POOL       COUPON     SCORE    OUTSTANDING     LTV         DOC
--------------------   --------------      -----------      ----       ------     -----    -----------     ---         ---
50.00% or less                  118        $16,830,318      1.20%      6.974%      614        $142,630    42.25%      53.15%
50.01% to 55.00%                 61         10,238,677       0.73       7.083      608         167,847     52.92       50.76
55.01% to 60.00%                 76         13,676,654       0.97       6.818      605         179,956     57.95       44.62
60.01% to 65.00%                138         25,400,987       1.81       6.874      613         184,065     63.05       41.55
65.01% to 70.00%                292         61,861,622       4.41       6.932      612         211,855     68.47       46.93
70.01% to 75.00%                414         90,229,124       6.43       6.960      623         217,945     74.07       44.75
75.01% to 80.00%              2,970        629,867,286      44.86       6.790      654         212,077     79.77       47.26
80.01% to 85.00%                624        124,260,940       8.85       7.268      604         199,136     84.24       70.46
85.01% to 90.00%                874        166,538,688      11.86       7.311      630         190,548     89.49       62.94
90.01% to 95.00%                715        127,654,256       9.09       7.728      632         178,537     94.70       71.43
95.01% to 100.00%             2,167        137,407,120       9.79       9.914      667          63,409     99.93       53.44
TOTAL:                        8,449     $1,403,965,673    100.00%      7.309%      640        $166,169    82.63%      53.77%

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 17.65% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 8.42% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.28%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 19.80%.

      --------------------------------------------------------------------------
      Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2004-WMC3
                          MORTGAGE POOL COLLATERAL SUMMARY

--------------------------------------------------------------------------------

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                                AGGREGATE                           WEIGHTED     AVERAGE     WEIGHTED     PERCENT
                                                PRINCIPAL     PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE     FULL OR
                              NUMBER OF          BALANCE       MORTGAGE   AVERAGE    CREDIT      BALANCE     ORIGINAL   ALTERNATIVE
GEOGRAPHIC DISTRIBUTION    MORTGAGE LOANS      OUTSTANDING       POOL      COUPON     SCORE   OUTSTANDING       LTV         DOC
-----------------------    --------------      -----------       ----      ------     -----   -----------       ---         ---
Arizona                           268         $ 35,562,672       2.53%     7.576%      634       $132,697      85.73%      53.90%
Arkansas                           11            1,132,874        0.08      7.538      599        102,989       90.38       91.87
California                      4,491          872,037,071       62.11      7.079      649        194,174       81.99       50.31
Colorado                          135           19,688,936        1.40      7.355      615        145,844       84.60       65.89
Connecticut                        63           10,932,010        0.78      7.310      630        173,524       82.50       39.01
Delaware                           18            2,537,502        0.18      7.992      613        140,972       84.34       53.80
District of Columbia               29            4,595,838        0.33      7.643      615        158,477       74.61       51.73
Florida                           292           34,761,837        2.48      7.777      616        119,047       83.52       60.15
Georgia                           105           13,615,628        0.97      8.235      632        129,673       86.02       52.29
Idaho                              26            2,776,830        0.20      7.239      609        106,801       82.53       81.15
Illinois                          252           37,318,473        2.66      7.415      625        148,089       84.83       53.28
Indiana                            42            3,639,546        0.26      7.941      602         86,656       86.60       73.40
Iowa                                7              798,690        0.06      8.024      602        114,099       82.91       68.18
Kansas                             18            2,351,864        0.17      8.386      597        130,659       86.16       68.44
Kentucky                           23            2,191,134        0.16      7.521      621         95,267       88.24       69.80
Louisiana                         156           13,174,395        0.94      8.137      604         84,451       85.50       76.80
Maine                              10              829,193        0.06      8.035      607         82,919       82.31       74.08
Maryland                          226           33,751,811        2.40      7.900      628        149,344       85.73       61.22
Massachusetts                      63           11,046,903        0.79      7.519      643        175,348       80.00       46.36
Michigan                           93           11,446,936        0.82      8.060      595        123,085       84.88       71.85
Minnesota                          35            6,128,720        0.44      7.387      620        175,106       87.29       62.84
Mississippi                        41            3,196,277        0.23      7.952      609         77,958       85.00       89.50
Missouri                           31            3,109,426        0.22      8.706      606        100,304       84.86       62.53
Montana                            43            4,493,204        0.32      7.528      639        104,493       82.70       70.66
Nebraska                            6              566,814        0.04      8.106      598         94,469       86.55       77.40
Nevada                            172           24,560,252        1.75      7.450      654        142,792       85.06       52.42
New Hampshire                      14            2,626,567        0.19      7.403      641        187,612       81.35       35.15
New Jersey                        145           28,464,468        2.03      7.632      611        196,307       81.38       68.10
New Mexico                         15            2,195,704        0.16      7.714      615        146,380       84.55       74.47
New York                          235           50,649,192        3.61      7.331      640        215,528       78.73       53.22
North Carolina                     89            9,906,695        0.71      8.241      635        111,311       86.72       60.78
Ohio                               54            5,911,059        0.42      7.923      616        109,464       90.63       70.03
Oklahoma                           37            3,547,177        0.25      7.724      611         95,870       85.21       70.35
Oregon                             59            8,351,984        0.59      7.579      639        141,559       84.48       74.94
Pennsylvania                      197           22,694,309        1.62      7.925      606        115,200       82.89       69.97
Rhode Island                       14            1,871,543        0.13      7.351      616        133,682       80.39       60.23
South Carolina                     25            2,175,174        0.15      8.255      607         87,007       86.58       77.39
South Dakota                        4              474,107        0.03      6.465      625        118,527       78.88      100.00
Tennessee                          93           10,918,141        0.78      7.897      617        117,399       82.60       70.75
Texas                             369           39,086,280        2.78      7.782      624        105,925       82.17       58.99
Utah                               35            4,791,443        0.34      7.703      651        136,898       87.85       50.41
Vermont                             5              836,640        0.06      7.239      618        167,328       84.51       63.60
Virginia                          235           34,344,670        2.45      7.916      628        146,148       84.32       47.92
Washington                        108           12,627,908        0.90      7.182      655        116,925       83.59       57.09
West Virginia                       8              788,472        0.06      8.229      661         98,559       81.12       65.23
Wisconsin                          48            4,848,744        0.35      7.916      641        101,016       87.54       71.67
Wyoming                             4              610,562        0.04      6.853      626        152,641       79.37       29.88
TOTAL:                          8,449       $1,403,965,673     100.00%     7.309%      640       $166,169      82.63%      53.77%

No more than approximately 0.66% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

        ------------------------------------------------------------------------
        Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                        COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)    MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2004-WMC3
                        MORTGAGE POOL COLLATERAL SUMMARY

--------------------------------------------------------------------------------

LOAN PURPOSE

                                            AGGREGATE                             WEIGHTED      AVERAGE     WEIGHTED      PERCENT
                                            PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE      PRINCIPAL    AVERAGE       FULL OR
                           NUMBER OF         BALANCE       MORTGAGE    AVERAGE     CREDIT       BALANCE     ORIGINAL    ALTERNATIVE
LOAN PURPOSE            MORTGAGE LOANS     OUTSTANDING       POOL       COUPON     SCORE      OUTSTANDING     LTV           DOC
------------            --------------     -----------       ----       ------     -----      -----------     ---           ---
Purchase                       4,627       $687,211,493      48.95%     7.413%      662        $148,522      84.57%        46.11%
Refinance - Cashout            2,823        536,904,101       38.24      7.208      618         190,189      80.60         60.68
Refinance - Rate Term            999        179,850,079       12.81      7.207      620         180,030      81.24         62.38
TOTAL:                         8,449     $1,403,965,673     100.00%     7.309%      640        $166,169      82.63%        53.77%

PROPERTY TYPE

                                               AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED     PERCENT
                                               PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL    AVERAGE      FULL OR
                              NUMBER OF         BALANCE      MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL   ALTERNATIVE
PROPERTY TYPE              MORTGAGE LOANS     OUTSTANDING       POOL      COUPON      SCORE    OUTSTANDING     LTV           DOC
-------------              --------------     -----------       ----      ------      -----    -----------     ---           ---
Single Family Detached            6,208     $1,029,958,118      73.36%     7.314%      637        $165,908    82.40%       53.67%
Rowhouse                              2            130,573        0.01      8.780      607          65,286     90.00       100.00
Townhouse                             4            369,445        0.03      8.037      589          92,361     83.71        73.78
Condominium                         847        121,913,575        8.68      7.148      656         143,936     83.84        50.14
Two-to Four-Family                  351         71,001,912        5.06      7.330      663         202,285     80.26        50.21
Manufactured Housing                 33          3,202,406        0.23      7.415      636          97,043     76.36        72.25
Planned Unit Development          1,004        177,389,645       12.63      7.376      640         176,683     84.18        57.86
TOTAL:                            8,449     $1,403,965,673     100.00%     7.309%      640        $166,169    82.63%       53.77%

DOCUMENTATION


                                                AGGREGATE                            WEIGHTED    AVERAGE     WEIGHTED     PERCENT
                                                PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE      FULL OR
                               NUMBER OF         BALANCE      MORTGAGE    AVERAGE     CREDIT     BALANCE     ORIGINAL   ALTERNATIVE
DOCUMENTATION               MORTGAGE LOANS     OUTSTANDING      POOL       COUPON     SCORE    OUTSTANDING     LTV           DOC
-------------               --------------     -----------      ----       ------     -----    -----------     ---           ---
Full Documentation                4,224        $677,306,790     48.24%      7.241%     625      $160,347      83.61%      100.00%
Streamlined Documentation         2,077         293,212,350      20.88      7.731      675       141,171      83.71         0.00
Stated Documentation                948         195,971,113      13.96      7.029      638       206,721      76.17         0.00
Limited Documentation               461          94,829,695       6.75      7.180      638       205,704      83.79         0.00
Full/Alt Documentation              359          77,570,837       5.53      7.118      640       216,075      83.48       100.00
Lite Documentation                  380          65,074,887       4.64      7.367      646       171,250      84.28         0.00
TOTAL:                            8,449      $1,403,965,673    100.00%     7.309%      640      $166,169      82.63%       53.77%


      --------------------------------------------------------------------------
      Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                        COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)    MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2004-WMC3
                        MORTGAGE POOL COLLATERAL SUMMARY

OCCUPANCY

                                  AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED      PERCENT
                                  PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL    AVERAGE       FULL OR
                  NUMBER OF        BALANCE       MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL    ALTERNATIVE
OCCUPANCY     MORTGAGE LOANS     OUTSTANDING       POOL       COUPON      SCORE    OUTSTANDING     LTV           DOC
---------     --------------     -----------       ----       ------      -----    -----------     ---           ---
Primary             7,961      $1,327,990,833      94.59%     7.313%       638       $166,812     82.75%        53.85%
Investment            366          56,291,323        4.01      7.292       663        153,801     79.18         57.46
Second Home           122          19,683,517        1.40      7.070       679        161,340     84.07         37.95
TOTAL:              8,449      $1,403,965,673     100.00%     7.309%       640       $166,169     82.63%        53.77%

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOAN AGE SUMMARY

                                        AGGREGATE                            WEIGHTED      AVERAGE      WEIGHTED     PERCENT
                                        PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE      FULL OR
MORTGAGE LOAN AGE       NUMBER OF        BALANCE      MORTGAGE    AVERAGE     CREDIT       BALANCE      ORIGINAL   ALTERNATIVE
(MONTHS)            MORTGAGE LOANS     OUTSTANDING      POOL       COUPON      SCORE     OUTSTANDING      LTV          DOC
--------            --------------     -----------      ----       ------      -----     -----------      ---          ---
3                         1,955        $332,707,705     23.70%     7.243%       638        $170,183      83.43%       53.65%
4                         2,505         415,936,912      29.63      7.367       637         166,043       82.51        51.72
5                         2,473         397,323,389      28.30      7.362       639         160,665       82.54        54.52
6                         1,287         218,455,231      15.56      7.256       647         169,740       82.01        56.73
7                           197          34,604,866       2.46      6.990       660         175,659       81.46        52.58
8                            24           3,909,078       0.28      6.974       679         162,878       82.49        52.43
9                             4             621,027       0.04      6.956       605         155,257       70.46         8.88
10                            2              86,366       0.01      8.050       623          43,183       83.63       100.00
11                            2             321,099       0.02      7.879       626         160,549       88.38       100.00
TOTAL:                    8,449      $1,403,965,673    100.00%     7.309%       640        $166,169      82.63%       53.77%

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 4 months.

      --------------------------------------------------------------------------
      Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                        COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)    MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2004-WMC3
                        MORTGAGE POOL COLLATERAL SUMMARY

--------------------------------------------------------------------------------

ORIGINAL PREPAYMENT PENALTY TERM

                                           AGGREGATE                              WEIGHTED    AVERAGE       WEIGHTED      PERCENT
                                           PRINCIPAL     PERCENT OF    WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE       FULL OR
ORIGINAL PREPAYMENT       NUMBER OF         BALANCE       MORTGAGE     AVERAGE     CREDIT     BALANCE       ORIGINAL    ALTERNATIVE
PENALTY TERM           MORTGAGE LOANS     OUTSTANDING       POOL        COUPON      SCORE    OUTSTANDING       LTV          DOC
------------           --------------     -----------       ----        ------      -----    -----------       ---          ---
None                        1,797         $251,958,388      17.95%      7.880%       629      $140,211        83.91%       55.07%
12 Months                     266           57,758,133        4.11       7.171       661       217,136        80.86        50.41
24 Months                   4,208          776,010,016       55.27       7.123       639       184,413        82.70        52.47
36 Months                   2,177          317,819,967       22.64       7.333       648       145,990        81.75        56.58
60 Months                       1              419,169        0.03       7.500       602       419,169        85.00         0.00
TOTAL:                      8,449       $1,403,965,673     100.00%      7.309%       640      $166,169        82.63%       53.77%

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 27 months.

CREDIT SCORES

                                               AGGREGATE                            WEIGHTED    AVERAGE      WEIGHTED     PERCENT
                                               PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL      AVERAGE     FULL OR
                            NUMBER OF           BALANCE      MORTGAGE    AVERAGE     CREDIT     BALANCE      ORIGINAL   ALTERNATIVE
RANGE OF CREDIT SCORES    MORTGAGE LOANS      OUTSTANDING      POOL       COUPON     SCORE    OUTSTANDING       LTV         DOC
----------------------    --------------      -----------      ----       ------     -----    -----------       ---         ---
498 to 500                         8           $1,182,466       0.08%      7.929%      499      $147,808       76.36%      68.07%
501 to 525                       301           50,374,121       3.59       8.058       514       167,356       77.08       78.45
526 to 550                       360           62,463,465       4.45       7.860       539       173,510       77.55       79.77
551 to 575                       535           93,321,629       6.65       7.499       563       174,433       81.18       71.22
576 to 600                       904          139,657,746       9.95       7.537       589       154,489       82.19       73.39
601 to 625                     1,225          203,155,409      14.47       7.404       614       165,841       82.82       61.89
626 to 650                     1,536          247,259,394      17.61       7.384       638       160,976       83.95       48.34
651 to 675                     1,394          237,543,231      16.92       7.183       663       170,404       83.41       39.52
676 to 700                       907          151,954,235      10.82       7.070       687       167,535       83.66       42.97
701 to 725                       597          100,566,896       7.16       6.967       712       168,454       83.31       41.45
726 to 750                       357           59,422,857       4.23       6.807       737       166,451       83.90       39.77
751 to 775                       251           43,457,395       3.10       6.842       763       173,137       81.96       41.04
776 to 800                        70           12,600,815       0.90       6.617       784       180,012       80.90       59.11
801 to 810                         4            1,006,014       0.07       6.056       804       251,503       79.50       74.26
TOTAL:                         8,449       $1,403,965,673    100.00%      7.309%       640      $166,169       82.63%      53.77%

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 498 to 810 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 640.

      --------------------------------------------------------------------------
      Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                        COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)    MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2004-WMC3
                        MORTGAGE POOL COLLATERAL SUMMARY

--------------------------------------------------------------------------------

CREDIT GRADE

                                   AGGREGATE                               WEIGHTED     AVERAGE      WEIGHTED      PERCENT
                                   PRINCIPAL     PERCENT OF    WEIGHTED    AVERAGE     PRINCIPAL      AVERAGE      FULL OR
                  NUMBER OF         BALANCE       MORTGAGE     AVERAGE      CREDIT      BALANCE      ORIGINAL    ALTERNATIVE
CREDIT GRADE   MORTGAGE LOANS     OUTSTANDING       POOL        COUPON      SCORE     OUTSTANDING       LTV          DOC
------------   --------------     -----------       ----        ------      -----     -----------       ---          ---
AA                  4,041         $675,980,730      48.15%      7.100%       687        $167,281       83.70%       41.24%
A                   2,178          359,884,908       25.63       7.356       627         165,236        83.09        56.21
A-                    831          124,863,669        8.89       7.565       594         150,257        82.19        73.48
B+                    624          110,789,677        7.89       7.432       569         177,548        81.78        70.13
B                     720          122,808,071        8.75       7.851       538         170,567        77.32        78.87
C+                      1               99,375        0.01       7.500       586          99,375        75.00       100.00
C                      54            9,539,243        0.68       8.518       552         176,653        73.29        77.36
TOTAL:              8,449       $1,403,965,673     100.00%      7.309%       640        $166,169       82.63%       53.77%

GROSS MARGINS
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                               AGGREGATE                           WEIGHTED    AVERAGE      WEIGHTED     PERCENT
                                               PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE   PRINCIPAL      AVERAGE     FULL OR
                           NUMBER OF            BALANCE      MORTGAGE    AVERAGE    CREDIT     BALANCE      ORIGINAL   ALTERNATIVE
RANGE OF GROSS MARGINS   MORTGAGE LOANS       OUTSTANDING      POOL       COUPON     SCORE   OUTSTANDING       LTV         DOC
----------------------   --------------       -----------      ----       ------     -----   -----------       ---         ---
2.001% to 2.500%                  1              $250,124      0.02%      7.250%      678      $250,124       80.00%       0.00%
4.001% to 4.500%                 37            11,880,963       1.14       6.032      672       321,107       69.39       53.25
4.501% to 5.000%                561           139,145,861      13.30       6.270      666       248,032       79.73       59.47
5.001% to 5.500%                713           170,391,376      16.29       6.424      647       238,978       79.18       60.44
5.501% to 6.000%                886           204,639,963      19.56       6.681      640       230,971       79.93       45.23
6.001% to 6.500%              1,166           247,388,233      23.65       7.126      635       212,168       82.36       48.29
6.501% to 7.000%                766           146,029,889      13.96       7.500      617       190,640       85.58       54.79
7.001% to 7.500%                387            68,514,745       6.55       7.991      606       177,041       86.09       57.03
7.501% to 8.000%                330            49,498,682       4.73       8.537      594       149,996       86.10       62.78
8.001% to 8.500%                 37             4,842,256       0.46       8.761      588       130,872       83.46       53.52
8.501% to 9.000%                 15             2,741,273       0.26       9.062      638       182,752       90.18       50.23
9.001% to 9.500%                  4               457,188       0.04       9.656      540       114,297       84.91       79.56
9.501% to 10.000%                 2               304,428       0.03       9.869      609       152,214       84.99       33.29
TOTAL:                        4,905        $1,046,084,981    100.00%      6.988%      636      $213,269       81.77%      53.41%

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 2.250% per annum to 9.750% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool was approximately 6.018% per annum.

      --------------------------------------------------------------------------
      Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                        COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)    MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2004-WMC3
                        MORTGAGE POOL COLLATERAL SUMMARY

--------------------------------------------------------------------------------

MAXIMUM MORTGAGE RATES
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                          AGGREGATE                            WEIGHTED     AVERAGE       WEIGHTED     PERCENT
                                          PRINCIPAL    PERCENT OF    WEIGHTED   AVERAGE    PRINCIPAL      AVERAGE      FULL OR
RANGE OF MAXIMUM       NUMBER OF           BALANCE      MORTGAGE      AVERAGE   CREDIT      BALANCE       ORIGINAL   ALTERNATIVE
MORTGAGE RATES       MORTGAGE LOANS      OUTSTANDING      POOL        COUPON     SCORE    OUTSTANDING       LTV           DOC
--------------       --------------      -----------      ----        ------     -----    -----------       ---           ---
12.000% or less             117         $ 34,897,653      3.34%        5.459%      696      $298,271      79.26%        70.70%
12.001% to 12.500%          507          136,205,503      13.02         5.895      675       268,650       79.62         65.83
12.501% to 13.000%          828          201,809,557      19.29         6.361      653       243,731       80.47         51.89
13.001% to 13.500%         1172          263,013,393      25.14         6.843      640       224,414       81.01         42.84
13.501% to 14.000%          784          161,714,737      15.46         7.336      620       206,269       82.64         51.80
14.001% to 14.500%          676          123,716,770      11.83         7.817      609       183,013       84.08         53.72
14.501% to 15.000%          392           61,420,042       5.87         8.312      596       156,684       85.04         62.78
15.001% to 15.500%          280           44,414,122       4.25         8.758      585       158,622       85.76         58.94
15.501% to 16.000%           83           11,042,076       1.06         9.278      571       133,037       83.51         63.63
16.001% to 16.500%           46            5,399,645       0.52         9.683      563       117,384       84.84         58.83
16.501% to 17.000%           15            1,854,768       0.18        10.344      566       123,651       82.79         63.31
17.001% to 17.500%            3              393,301       0.04        10.745      523       131,100       78.83        100.00
17.501% to 18.000%            2              203,414       0.02        11.316      532       101,707       81.07        100.00
TOTAL:                    4,905       $1,046,084,981    100.00%        6.988%      636      $213,269      81.77%        53.41%

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 10.000% per annum to 17.875% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool was approximately 13.483% per annum.

      --------------------------------------------------------------------------
      Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                        COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)    MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2004-WMC3
                        MORTGAGE POOL COLLATERAL SUMMARY

--------------------------------------------------------------------------------

NEXT ADJUSTMENT DATE
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                               AGGREGATE                             WEIGHTED    AVERAGE     WEIGHTED     PERCENT
                                               PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL    AVERAGE      FULL OR
                           NUMBER OF            BALANCE      MORTGAGE    AVERAGE      CREDIT     BALANCE     ORIGINAL   ALTERNATIVE
NEXT ADJUSTMENT DATE     MORTGAGE LOANS       OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING     LTV           DOC
--------------------     --------------       -----------      ----       ------      -----    -----------     ---           ---
May 2004                         4             $ 839,608        0.08%      7.198%       659      $209,902     83.45%       37.46%
July 2004                        2             1,311,663        0.13       7.034        673       655,831      47.04         0.00
September 2004                   1               103,027        0.01       8.240        683       103,027      90.00       100.00
October 2004                     2               831,259        0.08       6.639        644       415,629      80.00       100.00
December 2004                    2               277,210        0.03       7.371        606       138,605      82.97       100.00
January 2005                     1               121,946        0.01       7.875        539       121,946      65.00         0.00
May 2005                         1                72,410        0.01       8.750        620        72,410     100.00       100.00
June 2005                        1                69,083        0.01       7.375        620        69,083      79.64       100.00
July 2005                        2               347,752        0.03       6.857        546       173,876      71.33         0.00
August 2005                     12             2,217,737        0.21       7.019        687       184,811      83.36        25.98
September 2005                  73            16,037,076        1.53       6.724        652       219,686      81.20        49.45
October 2005                   608           128,050,629       12.24       7.085        638       210,610      81.81        54.82
November 2005                1,242           252,349,875       24.12       7.084        633       203,180      81.82        53.36
December 2005                1,383           294,818,368       28.18       7.062        631       213,173      81.60        51.99
January 2006                 1,063           230,345,771       22.02       6.936        634       216,694      82.67        52.70
May 2006                         1               248,689        0.02       7.625        628       248,689      85.00       100.00
September 2006                   3               406,273        0.04       6.997        697       135,424      84.10        75.26
October 2006                    37             7,182,772        0.69       6.818        614       194,129      80.70        76.46
November 2006                   71            15,745,647        1.51       6.859        636       221,770      79.41        39.86
December 2006                   66            12,564,926        1.20       6.955        643       190,378      80.90        45.76
January 2007                    58            12,249,475        1.17       6.930        627       211,198      80.35        51.20
September 2008                   9             2,556,888        0.24       6.349        654       284,099      82.82        50.79
October 2008                    58            16,257,897        1.55       6.331        667       280,309      80.87        65.43
November 2008                   83            19,824,213        1.90       6.530        659       238,846      79.89        64.82
December 2008                   67            16,514,569        1.58       6.507        668       246,486      81.06        62.67
January 2009                    55            14,740,217        1.41       6.395        661       268,004      82.42        64.55
TOTAL:                       4,905        $1,046,084,981      100.00%      6.988%       636      $213,269     81.77%       53.41%

      --------------------------------------------------------------------------
      Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                        COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)    MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2004-WMC3
                        GROUP B COLLATERAL SUMMARY

--------------------------------------------------------------------------------

Aggregate Outstanding Principal Balance         $ 539,464,778
Aggregate Original Principal Balance            $ 541,549,405
Number of Mortgage Loans                                2,610

                                        MINIMUM    MAXIMUM     AVERAGE (1)
                                        -------    -------     -----------
Original Principal Balance              $11,980    $995,000    $207,490
Outstanding Principal Balance           $11,970    $992,599    $206,691

                                 MINIMUM       MAXIMUM     WEIGHTED AVERAGE (2)
                                 -------       -------     --------------------
Original Term (mos)                 80            360                338
Stated Remaining Term (mos)         75            357                333
Loan Age (mos)                       3             9                  4
Current Interest Rate             4.990%        13.750%            7.346%
Initial Interest Rate Cap(4)      1.000%        5.000%             1.923%
Periodic Rate Cap(4)              1.000%        1.500%             1.001%
Gross Margin(4)                   4.125%        9.750%             6.001%
Maximum Mortgage Rate(4)          11.100%       17.875%            13.456%
Minimum Mortgage Rate(4)          4.990%        11.375%            6.959%
Months to Roll(4)                    1            57                 23
Original Loan-to-Value            19.33%        100.00%            83.06%
Credit Score (3)                    499           803                641

                                               EARLIEST            LATEST
                                               --------            ------
Maturity Date                                  07/01/10           01/01/34

LIEN POSITION                PERCENT OF MORTGAGE POOL
-------------                ------------------------
1st Lien                               88.83%
2nd Lien                               11.17

OCCUPANCY                    PERCENT OF MORTGAGE POOL
---------                    ------------------------
Primary                                96.11%
Second Home                             1.29
Investment                              2.60

LOAN TYPE                    PERCENT OF MORTGAGE POOL
---------                    ------------------------
Fixed Rate                             26.48%
ARM                                    73.52

AMORTIZATION TYPE            PERCENT OF MORTGAGE POOL
-----------------            ------------------------
Fully Amortizing                       79.43%
Interest-Only                           9.49
Balloon                                11.08

YEAR OF ORIGINATION          PERCENT OF MORTGAGE POOL
-------------------          ------------------------
2003                                100.00%

LOAN PURPOSE                 PERCENT OF MORTGAGE POOL
------------                 ------------------------
Purchase                            47.49%
Refinance - Rate/Term               12.21
Refinance - Cashout                 40.30

PROPERTY TYPE                PERCENT OF MORTGAGE POOL
-------------                ------------------------
Single Family                       76.47%
Rowhouse                             0.01
Townhouse                            0.01
Condominium                          6.26
Two- to Four-Family                  2.49
Manufactured Housing                 0.14
Planned Unit Development            14.62

(1) Sum of Principal Balance divided by total number of loans.
(2) Weighted by Outstanding Principal Balance.
(3) Minimum and Weighting only for loans with scores.
(4) ARM Loans only

      --------------------------------------------------------------------------
      Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2004-WMC3
                          GROUP B COLLATERAL SUMMARY

MORTGAGE RATES

                                         AGGREGATE                                WEIGHTED    AVERAGE          WEIGHTED   PERCENT
                                         PRINCIPAL     PERCENT OF    WEIGHTED     AVERAGE    PRINCIPAL         AVERAGE     FULL OR
RANGE OF                   NUMBER OF      BALANCE       MORTGAGE      AVERAGE      CREDIT     BALANCE          ORIGINAL  ALTERNATIVE
MORTGAGE RATES          MORTGAGE LOANS  OUTSTANDING       POOL        COUPON       SCORE    OUTSTANDING           LTV        DOC
--------------          --------------  -----------       ----        ------       -----    -----------           ---        ---
5.500% or less                 40       $ 16,809,641       3.12%       5.361%        703   $    420,241          78.39%     67.82%
5.501% to 6.000%              177         71,585,074      13.27        5.891         676        404,435          79.60      65.46
6.001% to 6.500%              288         98,420,646      18.24        6.356         651        341,738          78.90      54.42
6.501% to 7.000%              403        119,360,557      22.13        6.838         644        296,180          80.65      45.62
7.001% to 7.500%              241         60,129,876      11.15        7.333         618        249,502          82.16      49.47
7.501% to 8.000%              260         49,354,521       9.15        7.813         613        189,825          83.09      56.95
8.001% to 8.500%              215         31,353,316       5.81        8.322         612        145,829          86.94      66.83
8.501% to 9.000%              220         28,340,068       5.25        8.783         609        128,818          88.09      65.05
9.001% to 9.500%              125         12,269,929       2.27        9.347         617         98,159          90.56      62.34
9.501% to 10.000%             132         11,153,214       2.07        9.856         622         84,494          93.74      66.59
10.001% to 10.500%            105          8,396,774       1.56       10.415         643         79,969          95.22      43.69
10.501% to 11.000%            290         25,075,999       4.65       10.854         650         86,469          98.36      32.95
11.001% to 11.500%             18          1,537,291       0.28       11.312         637         85,405          96.48      39.06
11.501% to 12.000%             21          1,301,721       0.24       11.934         631         61,987          98.92      62.58
12.001% to 12.500%             22          1,357,158       0.25       12.386         657         61,689          99.63      48.70
12.501% to 13.000%             48          2,708,539       0.50       12.850         658         56,428          98.80      18.98
13.001% to 13.500%              3            178,874       0.03       13.250         667         59,625         100.00       0.00
13.501% to 14.000%              2            131,581       0.02       13.750         674         65,791          99.29       0.00
TOTAL:                      2,610       $539,464,778     100.00%       7.346%        641   $    206,691          83.06%     54.33%

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 4.990% per annum to 13.750% per annum and the weighted average Mortgage Rate of the Rate Mortgage Loans was approximately 7.346% per annum.

REMAINING MONTHS TO STATED MATURITY

                              AGGREGATE                                       WEIGHTED    AVERAGE         WEIGHTED        PERCENT
RANGE OF          NUMBER OF   PRINCIPAL        PERCENT OF     WEIGHTED        AVERAGE    PRINCIPAL        AVERAGE         FULL OR
REMAINING          MORTGAGE    BALANCE          MORTGAGE      AVERAGE         CREDIT      BALANCE         ORIGINAL      ALTERNATIVE
TERMS (MONTHS)      LOANS    OUTSTANDING          POOL         COUPON          SCORE    OUTSTANDING          LTV             DOC
--------------      -----    -----------          ----         ------          -----    -----------          ---             ---
73 to 84                1   $     72,388           0.01%        8.750%            684   $     72,388       100.00%         100.00%
169 to 180            788     66,553,704          12.34        10.054             661         84,459        96.55           46.70
229 to 240              8        832,730           0.15         7.274             612        104,091        78.90           70.08
349 to 360          1,813    472,005,956          87.50         6.964             638        260,345        81.16           55.38
TOTAL:              2,610   $539,464,778         100.00%        7.346%            641   $    206,691        83.06%          54.33%

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 75 months to 357 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 333 months.

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2004-WMC3
                          GROUP B COLLATERAL SUMMARY

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

RANGE OF                                  AGGREGATE                                    WEIGHTED  AVERAGE      WEIGHTED    PERCENT
ORIGINAL MORTGAGE                         PRINCIPAL         PERCENT OF      WEIGHTED   AVERAGE  PRINCIPAL     AVERAGE      FULL OR
LOAN PRINCIPAL             NUMBER OF       BALANCE           MORTGAGE        AVERAGE    CREDIT   BALANCE      ORIGINAL   ALTERNATIVE
BALANCES                 MORTGAGE LOANS  OUTSTANDING          POOL           COUPON      SCORE OUTSTANDING      LTV         DOC
--------                 --------------  -----------          ----           ------      ----- -----------      ---         ---
$50,000 or less                216      $  7,618,386           1.41%          9.551%      628   $ 35,270       84.55%      59.29%
$50,001 to $100,000            892        68,137,339          12.63           9.132       636     76,387       90.21       57.86
$100,001 to $150,000           469        56,904,460          10.55           8.645       631    121,331       87.60       58.63
$150,001 to $200,000           121        20,697,452           3.84           7.926       608    171,053       83.94       64.43
$200,001 to $250,000            40         8,752,996           1.62           7.747       601    218,825       78.60       54.23
$250,001 to $300,000            37        10,047,912           1.86           7.499       606    271,565       82.11       56.44
$300,001 to $350,000           119        40,436,710           7.50           6.934       634    339,804       80.95       47.02
$350,001 to $400,000           251        93,890,130          17.40           6.760       644    374,064       82.47       51.03
$400,001 to $450,000           152        64,667,898          11.99           6.755       652    425,447       82.00       49.37
$450,001 to $500,000           157        75,389,012          13.97           6.697       647    480,185       80.80       48.32
$500,001 to $550,000            58        30,484,645           5.65           6.681       652    525,597       82.10       53.62
$550,001 to $600,000            51        29,423,779           5.45           6.607       653    576,937       79.39       56.84
$600,001 to $650,000            21        13,301,060           2.47           6.346       661    633,384       79.02       80.80
$650,001 to $700,000             9         6,023,608           1.12           6.811       639    669,290       81.87       55.81
$700,001 to $750,000             2         1,468,636           0.27           6.000       667    734,318       73.50       49.97
$750,001 to $800,000            10         7,761,662           1.44           6.385       663    776,166       75.64       80.07
$800,001 to $850,000             2         1,628,744           0.30           6.437       759    814,372       72.69       50.10
$850,001 to $900,000             1           897,881           0.17           7.250       683    897,881       75.00      100.00
$900,001 to $950,000             1           939,867           0.17           6.375       665    939,867       69.81      100.00
$950,001 to $1,000,000           1           992,599           0.18           7.125       682    992,599       39.80        0.00
TOTAL:                       2,610      $539,464,778         100.00%          7.346%      641   $206,691       83.06%      54.33%

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $11,970 to approximately $992,599 and the average outstanding principal balance of the Mortgage Loans was approximately $206,691.

PRODUCT TYPES

                                       AGGREGATE                            WEIGHTED   AVERAGE     WEIGHTED     PERCENT
                                       PRINCIPAL     PERCENT OF    WEIGHTED  AVERAGE  PRINCIPAL     AVERAGE     FULL OR
                          NUMBER OF     BALANCE       MORTGAGE     AVERAGE   CREDIT    BALANCE     ORIGINAL   ALTERNATIVE
PRODUCT TYPES          MORTGAGE LOANS OUTSTANDING       POOL       COUPON     SCORE  OUTSTANDING      LTV         DOC
-------------          -------------- -----------       ----       ------     -----  -----------      ---         ---
15 Year Fixed Loans            57     $  6,972,086       1.29%      7.315%     626     $122,317      76.31%      53.14%
20 Year Fixed Loans             7          713,074       0.13       7.446      596      101,868      78.72       81.84
30 Year Fixed Loans           357       75,400,674      13.98       6.992      651      211,206      78.26       62.78
Six-Month LIBOR Loans           4        2,072,048       0.38       6.930      679      518,012      60.50       32.81
1/29 LIBOR Loans                2          176,905       0.03       8.341      552       88,452      74.32       31.07
2/28 LIBOR Loans            1,306      346,114,667      64.16       7.025      633      265,019      82.07       54.52
3/27 LIBOR Loans               66       18,158,419       3.37       6.886      633      275,128      79.08       41.88
5/25 LIBOR Loans               78       30,083,243       5.58       6.236      670      385,683      80.69       56.45
Balloon Loans                 733       59,773,663      11.08      10.364      666       81,547      98.88       45.92
TOTAL:                      2,610     $539,464,778     100.00%      7.346%     641     $206,691      83.06%      54.33%

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2004-WMC3 GROUP
                          B COLLATERAL SUMMARY

ADJUSTMENT TYPE

                                AGGREGATE                                     WEIGHTED       AVERAGE      WEIGHTED         PERCENT
                                PRINCIPAL        PERCENT OF      WEIGHTED      AVERAGE      PRINCIPAL      AVERAGE         FULL OR
ADJUSTMENT       NUMBER OF       BALANCE          MORTGAGE       AVERAGE       CREDIT        BALANCE      ORIGINAL       ALTERNATIVE
TYPE          MORTGAGE LOANS   OUTSTANDING         POOL           COUPON       SCORE       OUTSTANDING       LTV             DOC
----          --------------   -----------         ----           ------       -----       -----------       ---             ---
ARM               1,456        $396,605,282         73.52%         6.959%        636        $272,394         81.71%         53.97%
Fixed Rate        1,154         142,859,496         26.48          8.421         656         123,795         86.80          55.35
TOTAL:            2,610        $539,464,778        100.00%         7.346%        641        $206,691         83.06%         54.33%

ORIGINAL LOAN-TO-VALUE RATIOS

                                         AGGREGATE       WEIGHTED    AVERAGE    WEIGHTED       PERCENT
                                         PRINCIPAL      PERCENT OF   WEIGHTED    AVERAGE      PRINCIPAL      AVERAGE      FULL OR
RANGE OF ORIGINAL        NUMBER OF        BALANCE        MORTGAGE    AVERAGE     CREDIT        BALANCE      ORIGINAL    ALTERNATIVE
LOAN-TO-VALUE RATIOS  MORTGAGE LOANS    OUTSTANDING        POOL      COUPON       SCORE      OUTSTANDING       LTV          DOC
--------------------  --------------    -----------        ----      ------       -----      -----------       ---          ---
50.00% or less              40        $  6,716,668          1.25%      7.025%      622        $167,917         40.72%       37.74%
50.01% to 55.00%            15           2,687,003          0.50       7.341       586         179,134         53.81        58.52
55.01% to 60.00%            22           4,381,265          0.81       6.813       598         199,148         57.75        54.40
60.01% to 65.00%            50           9,539,178          1.77       6.871       605         190,784         63.34        41.35
65.01% to 70.00%           100          26,402,659          4.89       6.822       631         264,027         68.35        50.09
70.01% to 75.00%           154          41,075,861          7.61       6.951       632         266,726         74.18        40.55
75.01% to 80.00%           760         218,241,691         40.46       6.685       653         287,160         79.65        49.06
80.01% to 85.00%           214          48,185,535          8.93       7.267       607         225,166         84.27        70.79
85.01% to 90.00%           300          64,338,656         11.93       7.373       630         214,462         89.46        61.81
90.01% to 95.00%           273          57,234,458         10.61       7.779       634         209,650         94.67        71.22
95.01% to 100.00%          682          60,661,803         11.24       9.994       667          88,947         99.94        51.25
TOTAL:                   2,610        $539,464,778        100.00%      7.346%      641        $206,691         83.06%       54.33%

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 19.33% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 11.17% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 98.93%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 19.84%.

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2004-WMC3 GROUP
                          B COLLATERAL SUMMARY

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                        AGGREGATE                                WEIGHTED     AVERAGE        WEIGHTED      PERCENT
                                        PRINCIPAL     PERCENT OF     WEIGHTED     AVERAGE    PRINCIPAL       AVERAGE       FULL OR
GEOGRAPHIC               NUMBER OF       BALANCE       MORTGAGE       AVERAGE     CREDIT      BALANCE        ORIGINAL    ALTERNATIVE
DISTRIBUTION          MORTGAGE LOANS   OUTSTANDING       POOL         COUPON       SCORE    OUTSTANDING        LTV           DOC
------------          --------------   -----------       ----         ------       -----    -----------        ---           ---
Arizona                       65       $ 12,001,591       2.22%        7.460%       631       $184,640        85.18%        55.43%
Arkansas                       5            363,730       0.07         8.014        597         72,746        87.34         86.80
California                 1,457        366,517,067      67.94         7.139        649        251,556        83.00         51.69
Colorado                      27          4,987,305       0.92         7.466        603        184,715        87.39         58.74
Connecticut                   19          3,586,373       0.66         7.614        615        188,756        78.91         23.98
Delaware                       8            717,083       0.13         8.847        597         89,635        82.70         67.14
District of Columbia           4            757,100       0.14         7.717        606        189,275        87.87        100.00
Florida                       95         11,100,356       2.06         8.081        607        116,846        85.20         73.33
Georgia                       26          4,132,451       0.77         8.251        655        158,940        83.88         29.55
Idaho                          5            600,846       0.11         6.501        619        120,169        77.28         28.44
Illinois                      44          9,325,441       1.73         7.581        626        211,942        85.89         52.42
Indiana                       15          1,009,886       0.19         7.939        621         67,326        84.01         49.63
Iowa                           2            133,740       0.02         7.044        611         66,870        87.39        100.00
Kansas                        10          1,293,457       0.24         8.829        594        129,346        88.14         72.90
Kentucky                       9            814,232       0.15         7.857        629         90,470        84.02         58.43
Louisiana                     54          4,076,342       0.76         8.637        589         75,488        86.20         79.28
Maine                          5            293,659       0.05         8.339        604         58,732        85.78         88.86
Maryland                      61         11,740,986       2.18         7.682        624        192,475        85.79         69.28
Massachusetts                 13          2,315,802       0.43         8.340        681        178,139        79.06         29.17
Michigan                      49          6,094,466       1.13         8.012        591        124,377        83.61         63.23
Minnesota                      4            955,929       0.18         7.982        651        238,982        89.98         48.72
Mississippi                   21          1,334,066       0.25         8.294        588         63,527        84.48         85.90
Missouri                      20          2,138,004       0.40         8.707        607        106,900        82.54         69.39
Montana                       16          1,384,072       0.26         7.975        618         86,505        80.25         81.82
Nebraska                       1             49,889       0.01         8.990        542         49,889        78.13        100.00
Nevada                        40          7,895,418       1.46         7.260        661        197,385        82.73         39.71
New Hampshire                  3            572,973       0.11         8.150        661        190,991        83.10         21.54
New Jersey                    39         10,263,120       1.90         7.309        613        263,157        81.00         81.02
New Mexico                     2            492,278       0.09         7.072        637        246,139        83.78        100.00
New York                      51         15,805,355       2.93         7.363        663        309,909        78.11         54.27
North Carolina                20          2,569,117       0.48         8.273        625        128,456        86.00         33.80
Ohio                          22          1,993,974       0.37         8.061        606         90,635        88.17         87.71
Oklahoma                      15          1,221,122       0.23         8.020        583         81,408        86.76         68.03
Oregon                        13          2,712,198       0.50         7.631        649        208,631        84.41         96.01
Pennsylvania                  90          8,752,506       1.62         8.124        603         97,250        81.88         75.52
Rhode Island                   2            268,710       0.05         7.255        603        134,355        71.31         41.42
South Carolina                13          1,018,641       0.19         8.888        597         78,357        86.81         79.04
Tennessee                     49          5,721,173       1.06         7.953        622        116,759        77.46         65.98
Texas                         95         13,968,122       2.59         7.846        627        147,033        83.21         63.50
Utah                          10          1,222,123       0.23         8.014        686        122,212        85.79         32.00
Vermont                        2            181,375       0.03         6.943        612         90,687        82.38         51.96
Virginia                      75         12,410,033       2.30         8.059        616        165,467        84.24         44.52
Washington                    24          3,426,150       0.64         7.107        654        142,756        77.41         30.83
Wisconsin                      9            947,296       0.18         8.290        618        105,255        84.46         87.04
Wyoming                        1            299,220       0.06         6.500        588        299,220        70.47          0.00
TOTAL:                     2,610       $539,464,778     100.00%        7.346%       641       $206,691        83.06%        54.33%

No more than approximately 1.18% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2004-WMC3
                          GROUP B COLLATERAL SUMMARY

LOAN PURPOSE

                                          AGGREGATE                                 WEIGHTED     AVERAGE      WEIGHTED     PERCENT
                                          PRINCIPAL      PERCENT OF     WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE      FULL OR
                           NUMBER OF       BALANCE        MORTGAGE       AVERAGE     CREDIT      BALANCE      ORIGINAL   ALTERNATIVE
LOAN PURPOSE            MORTGAGE LOANS   OUTSTANDING        POOL         COUPON      SCORE     OUTSTANDING      LTV          DOC
------------            --------------   -----------        ----         ------      -----     -----------      ---          ---
Purchase                    1,334       $256,200,558        47.49%        7.483%       663       $192,054       85.46%       49.99%
Refinance - Cashout           955        217,399,878        40.30         7.206        621        227,644       80.65        59.02
Refinance - Rate Term         321         65,864,342        12.21         7.274        623        205,185       81.65        55.77
TOTAL:                      2,610       $539,464,778       100.00%        7.346%       641       $206,691       83.06%       54.33%

PROPERTY TYPE

                                         AGGREGATE                                WEIGHTED    AVERAGE      WEIGHTED    PERCENT
                                         PRINCIPAL       PERCENT OF    WEIGHTED    AVERAGE   PRINCIPAL     AVERAGE      FULL OR
                            NUMBER OF     BALANCE         MORTGAGE      AVERAGE     CREDIT    BALANCE      ORIGINAL   ALTERNATIVE
PROPER TYPE              MORTGAGE LOANS OUTSTANDING         POOL        COUPON      SCORE   OUTSTANDING      LTV          DOC
----------               -------------- -----------         ----        ------      -----   -----------      ---          ---
Single Family Detached        2,003      $412,527,951       76.47%       7.330%      639      $205,955       82.65%       53.90%
Rowhouse                          1            40,391        0.01        9.125       723        40,391       90.00       100.00
Townhouse                         1            47,412        0.01        7.750       679        47,412       89.98       100.00
Condominium                     191        33,785,081        6.26        7.371       651       176,885       85.19        45.94
Two- to Four-Family              81        13,414,638        2.49        7.851       666       165,613       83.58        64.86
Manufactured Housing             11           771,050        0.14        8.205       594        70,095       76.53        86.41
Planned Unit Development        322        78,878,254       14.62        7.324       643       244,964       84.22        58.03
TOTAL:                        2,610      $539,464,778      100.00%       7.346%      641      $206,691       83.06%       54.33%

DOCUMENTATION

                                          AGGREGATE                                WEIGHTED    AVERAGE      WEIGHTED      PERCENT
                                          PRINCIPAL       PERCENT OF    WEIGHTED    AVERAGE   PRINCIPAL      AVERAGE      FULL OR
                             NUMBER OF     BALANCE         MORTGAGE     AVERAGE     CREDIT     BALANCE      ORIGINAL    ALTERNATIVE
DOCUMENTATION             MORTGAGE LOANS OUTSTANDING         POOL        COUPON      SCORE   OUTSTANDING       LTV          DOC
-------------             -------------- -----------         ----        ------      -----   -----------       ---          ---
Full Documentation             1,317      $246,774,979       45.74%       7.294%      627      $187,377       84.18%      100.00%
Streamlined Documentation        552        98,174,932       18.20        7.945       674       177,853       84.34         0.00
Stated Documentation             275        69,308,117       12.85        7.005       638       252,030       76.49         0.00
Limited Documentation             195        54,311,115       10.07        7.170       640       278,519       83.31         0.00
Full/Alt Documentation           163        46,339,012        8.59        7.053       648       284,288       83.09       100.00
Lite Documentation               108        24,556,623        4.55        7.373       653       227,376       84.55         0.00
TOTAL:                         2,610      $539,464,778      100.00%       7.346%      641      $206,691       83.06%       54.33%

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2004-WMC3
                                         GROUP B COLLATERAL SUMMARY

OCCUPANCY

                                         AGGREGATE                                WEIGHTED   AVERAGE       WEIGHTED   PERCENT
                                         PRINCIPAL       PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE    FULL OR
                    NUMBER OF            BALANCE         MORTGAGE     AVERAGE     CREDIT     BALANCE       ORIGINAL   ALTERNATIVE
OCCUPANCY           MORTGAGE LOANS       OUTSTANDING     POOL         COUPON      SCORE      OUTSTANDING   LTV        DOC
---------           --------------       -----------     ----         ------      -----      -----------   ---        ---
Primary                 2,470           $518,492,004       96.11%     7.340%      640        $  209,916     83.16%     54.66%
Investment                108             14,005,374        2.60      7.612       662           129,679     80.14      61.08
Second Home                32              6,967,400        1.29      7.264       667           217,731     81.44      16.43
TOTAL:                  2,610           $539,464,778      100.00%     7.346%      641        $  206,691     83.06%     54.33%

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOAN AGE SUMMARY

                                         AGGREGATE                                  WEIGHTED   AVERAGE        WEIGHTED  PERCENT
                                         PRINCIPAL         PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL      AVERAGE   FULL OR
MORTGAGE LOAN AGE     NUMBER OF          BALANCE           MORTGAGE     AVERAGE     CREDIT     BALANCE        ORIGINAL  ALTERNATIVE
(MONTHS)              MORTGAGE LOANS     OUTSTANDING       POOL         COUPON      SCORE      OUTSTANDING    LTV       DOC
--------              --------------     -----------       ----         ------      -----      -----------    ---       ---
3                         612           $129,121,425       23.94%       7.269%       641      $    210,983    84.02%    53.00%
4                         802            159,121,699       29.50        7.485        636           198,406    83.31     52.78
5                         745            150,103,023       27.82        7.378        642           201,481    83.11     55.10
6                         384             85,541,056       15.86        7.211        646           222,763    81.44     58.95
7                          56             13,543,498        2.51        6.984        662           241,848    80.76     48.17
8                           9              1,872,386        0.35        7.113        686           208,043    80.87     52.85
9                           2                161,691        0.03        7.486        636            80,846    82.63     34.11
TOTAL:                  2,610           $539,464,778      100.00%       7.346%       641          $206,691    83.06%    54.33%


As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 4 months.

ORIGINAL PREPAYMENT PENALTY TERM

                                           AGGREGATE                               WEIGHTED   AVERAGE        WEIGHTED    PERCENT
                                           PRINCIPAL      PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL      AVERAGE     FULL OR
ORIGINAL PREPAYMENT     NUMBER OF          BALANCE        MORTGAGE     AVERAGE     CREDIT     BALANCE        ORIGINAL    ALTERNATIVE
PENALTY TERM            MORTGAGE LOANS     OUTSTANDING    POOL         COUPON      SCORE      OUTSTANDING    LTV         DOC
------------            --------------     -----------    ----         ------      -----      -----------    ---         ---
None                          507         $ 92,896,179     17.22%       7.967%       633      $ 183,227      84.46%      54.06%
12 Months                      84           24,852,930      4.61        7.173        666        295,868      80.54       52.11
24 Months                   1,341          300,225,219     55.65        7.186        639        223,882      83.26       53.88
36 Months                     677          121,071,281     22.44        7.300        649        178,835      81.99       56.32
60 Months                       1              419,169      0.08        7.500        602        419,169      85.00        0.00
TOTAL:                      2,610         $539,464,778    100.00%       7.346%       641      $ 206,691      83.06%      54.33%


The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 27 months.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2004-WMC3
                                         GROUP B COLLATERAL SUMMARY

CREDIT SCORES

                                 AGGREGATE                                  WEIGHTED     AVERAGE          WEIGHTED     PERCENT
RANGE OF                         PRINCIPAL        PERCENT OF   WEIGHTED     AVERAGE      PRINCIPAL        AVERAGE      FULL OR
 CREDIT         NUMBER OF         BALANCE          MORTGAGE    AVERAGE      CREDIT       BALANCE          ORIGINAL     ALTERNATIVE
 SCORES       MORTGAGE LOANS    OUTSTANDING         POOL       COUPON       SCORE        OUTSTANDING      LTV          DOC
 ------       --------------    -----------         ----       ------       -----        -----------      ---          ---
499 to 500           3         $    339,180         0.06%       7.783%       500         $   113,060       74.46%      100.00%
501 to 525         115           19,162,382         3.55        8.122        514             166,629       76.71        71.78
526 to 550         136           25,034,422         4.64        7.872        539             184,077       77.43        76.58
551 to 575         185           32,347,896         6.00        7.721        563             174,853       83.24        70.42
576 to 600         297           50,308,845         9.33        7.595        588             169,390       82.62        68.69
601 to 625         373           77,395,917        14.35        7.469        614             207,496       83.14        65.80
626 to 650         430           92,408,826        17.13        7.363        639             214,904       84.51        47.74
651 to 675         435           99,513,131        18.45        7.219        663             228,766       83.69        42.52
676 to 700         267           59,165,701        10.97        7.117        687             221,594       84.25        44.67
701 to 725         180           41,194,222         7.64        6.961        713             228,857       83.60        47.54
726 to 750          98           20,772,896         3.85        6.848        738             211,968       84.46        41.16
751 to 775          69           16,746,460         3.10        6.848        763             242,702       80.37        40.99
776 to 800          21            4,678,428         0.87        6.808        783             222,782       84.20        71.09
801 to 803           1              396,470         0.07        5.750        803             396,470       70.00       100.00
TOTAL:           2,610         $539,464,778       100.00%       7.346%       641         $   206,691       83.06%       54.33%

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 499 to 803 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 641.

CREDIT GRADE

                                    AGGREGATE                                WEIGHTED     AVERAGE        WEIGHTED      PERCENT
                                    PRINCIPAL      PERCENT OF   WEIGHTED     AVERAGE      PRINCIPAL      AVERAGE       FULL OR
                  NUMBER OF         BALANCE        MORTGAGE     AVERAGE      CREDIT       BALANCE        ORIGINAL      ALTERNATIVE
CREDIT GRADE      MORTGAGE LOANS    OUTSTANDING    POOL         COUPON       SCORE        OUTSTANDING    LTV           DOC
------------      --------------    -----------    ----         ------       -----        -----------    ---           ---
AA                  1,192          $267,177,344      49.53%      7.129%       686        $    224,142     84.16%        44.09%
A                     632           134,460,085      24.92       7.393        628             212,753     83.30         58.52
A-                    276            47,307,440       8.77       7.581        594             171,404     82.29         69.41
B+                    209            37,938,299       7.03       7.573        571             181,523     83.40         65.19
B                     270            47,372,596       8.78       7.848        539             175,454     77.60         73.47
C                      31             5,209,013       0.97       8.895        557             168,033     74.50         81.41
TOTAL:              2,610          $539,464,778     100.00%      7.346%       641        $    206,691     83.06%        54.33%


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2004-WMC3
                                         GROUP B COLLATERAL SUMMARY


GROSS MARGINS
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                  AGGREGATE                               WEIGHTED     AVERAGE          WEIGHTED         PERCENT
                     NUMBER OF    PRINCIPAL     PERCENT OF   WEIGHTED     AVERAGE      PRINCIPAL        AVERAGE          FULL OR
   RANGE OF          MORTGAGE     BALANCE       MORTGAGE     AVERAGE      CREDIT       BALANCE          ORIGINAL         ALTERNATIVE
 GROSS MARGINS        LOANS       OUTSTANDING   POOL         COUPON       SCORE        OUTSTANDING      LTV              DOC
4.001% to 4.500%        14       $  6,777,490     1.71%       5.864%       684        $    484,106       68.13%           53.08%
4.501% to 5.000%       169         62,046,726    15.64        6.169        671             367,140       79.61            60.52
5.001% to 5.500%       192         67,702,170    17.07        6.383        649             352,615       79.18            59.12
5.501% to 6.000%       257         81,589,311    20.57        6.676        633             317,468       79.83            45.92
6.001% to 6.500%       289         80,360,610    20.26        7.120        636             278,064       82.45            45.27
6.501% to 7.000%       189         43,139,412    10.88        7.475        616             228,251       87.26            52.32
7.001% to 7.500%        95         18,539,513     4.67        7.974        594             195,153       86.89            65.34
7.501% to 8.000%       193         28,104,903     7.09        8.659        594             145,621       85.88            70.82
8.001% to 8.500%        37          4,842,256     1.22        8.761        588             130,872       83.46            53.52
8.501% to 9.000%        15          2,741,273     0.69        9.062        638             182,752       90.18            50.23
9.001% to 9.500%         4            457,188     0.12        9.656        540             114,297       84.91            79.56
9.501% to 10.000%        2            304,428     0.08        9.869        609             152,214       84.99            33.29
TOTAL:               1,456       $396,605,282   100.00%       6.959%       636        $    272,394       81.71%           53.97%

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 4.125% per annum to 9.750% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool was approximately 6.001% per annum.

MAXIMUM MORTGAGE RATES
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                 AGGREGATE                                 WEIGHTED    AVERAGE           WEIGHTED       PERCENT
                      NUMBER OF  PRINCIPAL      PERCENT OF     WEIGHTED    AVERAGE     PRINCIPAL         AVERAGE        FULL OR
RANGE OF MAXIMUM      MORTGAGE   BALANCE        MORTGAGE       AVERAGE     CREDIT      BALANCE           ORIGINAL       ALTERNATIVE
 MORTGAGE RATES        LOANS     OUTSTANDING    POOL           COUPON      SCORE       OUTSTANDING       LTV            DOC
 --------------        -----     -----------    ----           ------      -----       -----------       ---            ---
12.000% or less          43      $ 17,500,518      4.41%        5.430%      699       $    406,989        78.64%          67.66%
12.001% to 12.500%      160        64,551,358     16.28         5.894       674            403,446        79.99           64.42
12.501% to 13.000%      219        74,866,149     18.88         6.355       644            341,855        80.05           52.88
13.001% to 13.500%      295        93,396,136     23.55         6.834       643            316,597        81.69           42.42
13.501% to 14.000%      186        51,876,132     13.08         7.333       619            278,904        82.21           48.24
14.001% to 14.500%      183        39,003,969      9.83         7.821       607            213,136        82.65           52.97
14.501% to 15.000%      134        22,270,719      5.62         8.321       591            166,199        85.54           68.76
15.001% to 15.500%      133        21,252,051      5.36         8.720       593            159,790        86.76           59.99
15.501% to 16.000%       52         6,123,317      1.54         9.288       568            117,756        83.95           61.14
16.001% to 16.500%       33         3,754,200      0.95         9.615       565            113,764        87.39           68.83
16.501% to 17.000%       13         1,414,017      0.36        10.368       579            108,771        82.68           51.87
17.001% to 17.500%        3           393,301      0.10        10.745       523            131,100        78.83          100.00
17.501% to 18.000%        2           203,414      0.05        11.316       532            101,707        81.07          100.00
TOTAL:                1,456      $396,605,282    100.00%        6.959%      636       $    272,394        81.71%          53.97%

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 11.100% per annum to 17.875% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool was approximately 13.456% per annum.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2004-WMC3
                                         GROUP B COLLATERAL SUMMARY


NEXT ADJUSTMENT DATE
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                   AGGREGATE                                  WEIGHTED   AVERAGE          WEIGHTED    PERCENT
                      NUMBER OF    PRINCIPAL        PERCENT OF    WEIGHTED    AVERAGE    PRINCIPAL        AVERAGE     FULL OR
NEXT                  MORTGAGE     BALANCE          MORTGAGE      AVERAGE     CREDIT     BALANCE          ORIGINAL    ALTERNATIVE
ADJUSTMENT DATE        LOANS       OUTSTANDING      POOL          COUPON      SCORE      OUTSTANDING      LTV         DOC
May 2004                  2      $    498,993         0.13%       7.189%       685      $    249,497      78.98%       19.92%
July 2004                 1           992,599         0.25        7.125        682           992,599      39.80         0.00
October 2004              1           580,456         0.15        6.375        670           580,456      80.00       100.00
December 2004             1            54,959         0.01        9.375        581            54,959      95.00       100.00
January 2005              1           121,946         0.03        7.875        539           121,946      65.00         0.00
July 2005                 1           106,543         0.03        6.250        647           106,543      80.00         0.00
August 2005               4         1,004,133         0.25        7.133        693           251,033      81.02        29.79
September 2005           19         6,619,308         1.67        6.669        652           348,385      79.03        43.22
October 2005            179        48,006,311        12.10        7.066        638           268,192      81.42        58.57
November 2005           377        93,697,321        23.62        7.102        632           248,534      82.14        54.62
December 2005           412       110,260,234        27.80        7.070        628           267,622      81.63        55.03
January 2006            314        86,420,818        21.79        6.888        636           275,226      83.14        52.75
October 2006              6         1,764,637         0.44        6.455        597           294,106      74.61       100.00
November 2006            19         7,131,256         1.80        6.776        646           375,329      77.54        25.22
December 2006            23         4,867,212         1.23        7.143        642           211,618      83.13        40.94
January 2007             18         4,395,313         1.11        6.951        618           244,184      78.87        46.63
September 2008            3         1,086,066         0.27        6.471        623           362,022      81.77         0.00
October 2008             18         8,185,848         2.06        6.136        666           454,769      80.62        53.86
November 2008            18         6,781,430         1.71        6.200        679           376,746      78.26        58.05
December 2008            23         7,850,919         1.98        6.382        676           341,344      81.44        59.05
January 2009             16         6,178,980         1.56        6.179        667           386,186      82.30        64.73
TOTAL:                1,456      $396,605,282       100.00%       6.959%       636      $    272,394      81.71%       53.97%


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2004-WMC3


                         GROUP A ASSUMED MORTGAGE POOLS

                        GROUP A FIXED RATE MORTGAGE LOANS


                                                                                                                          ORIGINAL
                                                               ORIGINAL      REMAINING     ORIGINAL        REMAINING      MONTHS TO
                                NET      ORIGINAL REMAINING    AMORTIZATION  AMORTIZATION  INTEREST-ONLY   INTEREST-ONLY  PREPAYMENT
                     MORTGAGE   MORTGAGE TERM     TERM         TERM          TERM          TERM            TERM           PENALTY
CURRENT BALANCE ($)  RATE(%)    RATE(%)  (MONTHS) (MONTHS)     (MONTHS)      (MONTHS)      (MONTHS)        (MONTHS)       EXPIRATION
-------------------  -------    -------  -------- --------     --------      --------      --------        --------       ----------
       257,054.35     7.309     6.809      180      175          360           355            0              0               36
     2,576,962.21     7.029     6.529      180      175          180           175            0              0                0
       726,751.10     7.264     6.764      180      176          180           176            0              0               12
     7,530,769.01     6.780     6.280      180      175          180           175            0              0               36
       342,065.45     6.729     6.229      240      236          240           236            0              0               12
       978,964.91     6.721     6.221      240      236          240           236            0              0               36
    20,247,909.50     7.628     7.128      360      355          360           355            0              0                0
    11,310,870.04     7.239     6.739      360      355          360           355            0              0               12
    10,699,765.90     7.200     6.700      360      355          360           355            0              0               24
   102,400,280.76     7.086     6.586      360      355          360           355            0              0               36
    14,239,993.39    11.384    10.884      180      176          360           356            0              0                0
     1,203,750.15    10.695    10.195      180      176          360           356            0              0               12
    21,621,031.45    10.417     9.917      180      176          360           356            0              0               24
    19,375,064.68    10.659    10.159      180      175          360           355            0              0               36
       740,541.63    11.331    10.831      180      175          180           175            0              0                0
        76,280.26    10.493     9.993      180      176          180           176            0              0               24
       424,533.22    10.078     9.578      180      176          180           176            0              0               36
       151,241.69    11.747    11.247      240      233          240           233            0              0               24
        45,682.63    11.500    11.000      360      357          360           357            0              0                0
        71,684.04    11.454    10.954      360      356          360           356            0              0               36


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR
                                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                       SERIES 2004-WMC3

                     GROUP A ADJUSTABLE RATE MORTGAGE LOANS


                                                                  ORIGINAL        REMAINING            INITIAL
                                  NET     ORIGINAL  REMAINING   INTEREST-ONLY  INTEREST-ONLY           RATE
                      MORTGAGE  MORTGAGE    TERM      TERM          TERM            TERM      GROSS    CHANGE    PERIODIC   MAXIMUM
CURRENT BALANCE ($)    RATE(%)   RATE(%)  (MONTHS)  (MONTHS)      (MONTHS)        (MONTHS)   MARGIN(%)  CAP(%)     CAP(%)   RATE(%)
-------------------    -------   -------  --------  --------      --------        --------   ---------  ------     ------   -------
       637,191.10      7.114     6.614      360       356             0             0         5.642     1.000     1.000     13.614
       376,317.27      7.292     6.792      360       354             0             0         5.417     1.000     1.000     13.792
       222,251.61      6.875     6.375      360       355             0             0         5.125     1.500     1.000     13.375
   108,231,474.17      7.492     6.992      360       356             0             0         6.258     1.525     1.001     13.988
    15,063,016.34      6.947     6.447      360       356             0             0         6.054     1.500     1.000     13.391
   402,846,215.37      6.983     6.483      360       355             0             0         6.019     1.576     1.001     13.477
    21,039,717.11      7.118     6.618      360       356             0             0         6.126     1.569     1.000     13.613
     1,179,000.00      6.549     6.049      360       356            60            56         5.397     3.000     1.000     13.049
     1,064,416.84      6.836     6.336      360       356            60            56         6.249     3.000     1.000     13.336
    27,239,972.72      6.147     5.647      360       356            60            56         5.431     3.006     1.000     12.643
     1,530,221.42      6.101     5.601      360       356            60            56         5.084     3.000     1.000     12.601
     7,962,462.65      7.091     6.591      360       356             0             0         6.055     3.000     1.000     13.591
     1,190,845.22      7.224     6.724      360       356             0             0         6.279     3.000     1.000     13.724
     2,952,692.43      6.601     6.101      360       355             0             0         5.862     2.729     1.000     13.101
    18,133,363.15      6.860     6.360      360       355             0             0         6.148     2.986     1.000     13.363
     2,928,017.00      6.954     6.454      360       356             0             0         6.232     2.841     1.000     13.454
       959,920.03      6.766     6.266      360       355             0             0         5.994     3.000     1.000     13.266
     2,491,269.37      6.447     5.947      360       355             0             0         5.582     2.883     1.000     12.947
    21,594,684.64      6.677     6.177      360       355             0             0         5.952     3.000     1.000     13.177
       272,975.10      6.557     6.057      360       355            60            55         5.500     5.000     1.000     13.057
     1,043,568.02      6.263     5.763      360       355            60            55         5.455     5.000     1.000     12.763
     7,107,759.58      6.330     5.830      360       355            60            55         5.603     4.864     1.000     12.803
     3,412,348.11      6.540     6.040      360       357            60            57         5.707     5.000     1.000     13.040


                                          NUMBER OF
                                            MONTHS                        ORIGINAL
                                 RATE     UNTIL NEXT                      MONTHS TO
                                CHANGE     RATE                          PREPAYMENT
                       MINIMUM  FREQUENCY ADJUSTMENT                       PENALTY
CURRENT BALANCE ($)     RATE(%)  (MONTHS)    DATE        INDEX           EXPIRATION
-------------------     -------  --------    ----        -----           ----------
       637,191.10       7.114       6         3     Six-Month LIBOR           0
       376,317.27       7.292       6         4     Six-Month LIBOR          24
       222,251.61       6.875       6         8     Six-Month LIBOR          24
   108,231,474.17       7.492       6        20     Six-Month LIBOR           0
    15,063,016.34       6.948       6        20     Six-Month LIBOR          12
   402,846,215.37       6.982       6        20     Six-Month LIBOR          24
    21,039,717.11       7.118       6        20     Six-Month LIBOR          36
     1,179,000.00       6.549       6        20     Six-Month LIBOR           0
     1,064,416.84       6.836       6        20     Six-Month LIBOR          12
    27,239,972.72       6.147       6        20     Six-Month LIBOR          24
     1,530,221.42       6.101       6        20     Six-Month LIBOR          36
     7,962,462.65       7.091       6        32     Six-Month LIBOR           0
     1,190,845.22       7.224       6        32     Six-Month LIBOR          12
     2,952,692.43       6.601       6        31     Six-Month LIBOR          24
    18,133,363.15       6.858       6        31     Six-Month LIBOR          36
     2,928,017.00       6.954       6        56     Six-Month LIBOR           0
       959,920.03       6.766       6        55     Six-Month LIBOR          12
     2,491,269.37       6.447       6        55     Six-Month LIBOR          24
    21,594,684.64       6.677       6        55     Six-Month LIBOR          36
       272,975.10       6.557       6        55     Six-Month LIBOR           0
     1,043,568.02       6.263       6        55     Six-Month LIBOR          12
     7,107,759.58       6.330       6        55     Six-Month LIBOR          24
     3,412,348.11       6.540       6        57     Six-Month LIBOR          36








Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or If you have not received the statement, call your Merrill Lynch account executive for another copy. reviewed the statement. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                COMPUTATIONAL MATERIALS FOR
                                    MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                    SERIES 2004-WMC3

                         GROUP B ASSUMED MORTGAGE POOLS

                        GROUP B FIXED RATE MORTGAGE LOAN


                                                                     ORIGINAL
                                   NET       ORIGINAL    REMAINING AMORTIZATION
                      MORTGAGE  MORTGAGE       TERM        TERM        TERM
CURRENT BALANCE ($)    RATE(%)    RATE(%)    (MONTHS)    (MONTHS)    (MONTHS)
      119,656.64       6.250      5.750         240        237          360
      859,859.61       7.620      7.120         180        176          180
      148,725.88       7.606      7.106         180        175          180
    5,424,220.98       6.996      6.496         180        175          180
      183,537.44       8.340      7.840         240        236          240
      152,443.32       7.500      7.000         240        236          240
      377,092.74       6.990      6.490         240        235          240
    9,153,797.73       7.198      6.698         360        355          360
    5,709,065.15       6.801      6.301         360        355          360
    5,555,330.85       7.127      6.627         360        356          360
   54,472,187.56       6.953      6.453         360        355          360
      419,169.06       7.500      7.000         360        355          360
       72,388.10       8.750      8.250          80         75          360
   13,408,098.20      10.989     10.489         180        176          360
    1,846,482.13      10.167      9.667         180        175          360
   28,109,148.64      10.155      9.655         180        176          360
   16,217,889.40      10.272      9.772         180        176          360
      211,665.21      10.024      9.524         180        175          180
       75,274.00      10.250      9.750         180        176          180
      252,339.82       9.814      9.314         180        175          180
       91,123.44      10.875     10.375         360        352          360


                                                                         ORIGINAL
                       REMAINING           ORIGINAL     REMAINING       MONTHS TO
                      AMORTIZATION      INTEREST-ONLY  INTEREST-ONLY   PREPAYMENT
                          TERM              TERM          TERM           PENALTY
CURRENT BALANCE ($)     (MONTHS)          (MONTHS)      (MONTHS)        EXPIRATION
      119,656.64           357                0             0               36
      859,859.61           176                0             0                0
      148,725.88           175                0             0               24
    5,424,220.98           175                0             0               36
      183,537.44           236                0             0                0
      152,443.32           236                0             0               12
      377,092.74           235                0             0               36
    9,153,797.73           355                0             0                0
    5,709,065.15           355                0             0               12
    5,555,330.85           356                0             0               24
   54,472,187.56           355                0             0               36
      419,169.06           355                0             0               60
       72,388.10           355                0             0               24
   13,408,098.20           356                0             0                0
    1,846,482.13           355                0             0               12
   28,109,148.64           356                0             0               24
   16,217,889.40           356                0             0               36
      211,665.21           175                0             0                0
       75,274.00           176                0             0               24
      252,339.82           175                0             0               36
       91,123.44           352                0             0               12


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2004-WMC3

                     GROUP B ADJUSTABLE RATE MORTGAGE LOANS


                                                                 ORIGINAL     REMAINING
                                                                 INTEREST-    INTEREST-              INITIAL
                                   NET       ORIGINAL REMAINING   ONLY          ONLY                  RATE
                     MORTGAGE    MORTGAGE     TERM      TERM       TERM         TERM       GROSS     CHANGE   PERIODIC  MAXIMUM
CURRENT BALANCE ($)    RATE(%)    RATE(%)   (MONTHS)  (MONTHS)   (MONTHS)     (MONTHS)    MARGIN(%)   CAP(%)   CAP(%)    RATE(%)
-------------------    -------    -------   --------  --------   --------     --------    ---------   ------   ------    -------
     1,392,181.69      7.086     6.586         360     356         0               0       5.501     1.000     1.000     13.586
       580,456.35      6.375     5.875         360     354         0               0       5.250     1.000     1.000     12.490
        99,410.19      7.990     7.490         360     355         0               0       7.875     1.500     1.000     14.490
        54,958.70      9.375     8.875         360     355         0               0       7.625     1.500     1.000     15.875
       121,946.07      7.875     7.375         360     357         0               0       6.250     1.500     1.000     14.375
    59,632,262.17      7.548     7.048         360     356         0               0       6.319     1.509     1.003     14.043
    12,738,109.40      7.038     6.538         360     356         0               0       5.882     1.519     1.000     13.543
   221,074,546.42      7.023     6.523         360     356         0               0       6.086     1.563     1.001     13.524
    14,786,339.30      7.226     6.726         360     356         0               0       6.217     1.571     1.000     13.714
     1,121,084.26      6.656     6.156         360     354        60              54       5.424     3.000     1.000     13.156
       835,069.89      6.525     6.025         360     355        60              55       5.288     3.000     1.000     13.025
    33,614,002.04      6.118     5.618         360     356        60              56       5.335     3.000     1.000     12.611
     2,313,254.00      5.923     5.423         360     355        60              55       5.469     3.000     1.000     12.169
     6,250,662.64      7.102     6.602         360     355         0               0       6.001     2.942     1.000     13.602
       737,564.71      6.784     6.284         360     357         0               0       6.034     3.000     1.000     13.216
       896,908.20      6.309     5.809         360     356         0               0       5.265     2.912     1.000     12.722
     9,519,282.96      6.877     6.377         360     356         0               0       6.076     3.000     1.000     13.393
       754,000.00      5.990     5.490         360     355        60              55       4.875     3.000     1.000     12.490
     1,545,853.03      7.115     6.615         360     356         0               0       6.356     3.000     1.000     13.615
     1,350,890.04      6.344     5.844         360     355         0               0       5.269     3.000     1.000     12.844
     3,019,361.69      6.277     5.777         360     355         0               0       5.560     3.000     1.000     12.777
    11,635,170.04      6.335     5.835         360     355         0               0       5.461     3.000     1.000     12.830
       474,400.00      6.750     6.250         360     356        60              56       6.125     5.000     1.000     13.250
     6,203,130.33      6.121     5.621         360     355        60              55       5.673     4.881     1.000     12.621
     5,854,437.64      5.838     5.338         360     356        60              56       5.462     5.000     1.000     12.338




                                           NUMBER OF                          ORIGINAL
                                RATE      MONTHS UNTIL                       MONTHS TO
                               CHANGE      NEXT RATE                        PREPAYMENT
                    MINIMUM   FREQUENCY    ADJUSTMENT                         PENALTY
CURRENT BALANCE ($)  RATE(%)   (MONTHS)       DATE             INDEX        EXPIRATION
-------------------  -------   --------       ----             -----        ----------
     1,392,181.69     7.086        6            2          Six-Month LIBOR      12
       580,456.35     5.990        6            6          Six-Month LIBOR      24
        99,410.19     7.990        6            1          Six-Month LIBOR      36
        54,958.70     9.375        6            8          Six-Month LIBOR       0
       121,946.07     7.875        6            9          Six-Month LIBOR      24
    59,632,262.17     7.541        6           20          Six-Month LIBOR       0
    12,738,109.40     7.038        6           20          Six-Month LIBOR      12
   221,074,546.42     7.025        6           20          Six-Month LIBOR      24
    14,786,339.30     7.218        6           20          Six-Month LIBOR      36
     1,121,084.26     6.656        6           18          Six-Month LIBOR       0
       835,069.89     6.525        6           19          Six-Month LIBOR      12
    33,614,002.04     6.118        6           20          Six-Month LIBOR      24
     2,313,254.00     5.923        6           19          Six-Month LIBOR      36
     6,250,662.64     7.102        6           31          Six-Month LIBOR       0
       737,564.71     6.784        6           33          Six-Month LIBOR      12
       896,908.20     6.309        6           32          Six-Month LIBOR      24
     9,519,282.96     6.877        6           32          Six-Month LIBOR      36
       754,000.00     5.990        6           31          Six-Month LIBOR      24
     1,545,853.03     7.115        6           56          Six-Month LIBOR       0
     1,350,890.04     6.344        6           55          Six-Month LIBOR      12
     3,019,361.69     6.277        6           55          Six-Month LIBOR      24
    11,635,170.04     6.335        6           55          Six-Month LIBOR      36
       474,400.00     6.750        6           56          Six-Month LIBOR       0
     6,203,130.33     6.173        6           55          Six-Month LIBOR      24
     5,854,437.64     5.838        6           56          Six-Month LIBOR      36


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.